SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report: February 17, 1998
(Date of earliest event reported)


                        Asset Securitization Corporation
                   Commercial Mortgage Pass-Through Certificates
                                 Series 1997-D4
-------------------------------------------------------------------
(Exact Name of registrant as specified in its charter)

Delaware                      33-49370-04           13-3672337
--------------              ----------------    -----------------
(State or Other Juris-        (Commission         (I.R.S. Employer
diction of Incorporation)     File Number)       Identification Number)


Two World Financial Center, Building B, New York, New York           10281
---------------------------------------------------     ----------------
(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code:      212-667-9300



------------------------------------------------------------------------
               This Document contains exactly 173 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1997-D4 issued pursuant to a Pooling and Servicing Agreement, dated as of March 27, 1997 (the "Pooling and Servicing Agreement"), by and among Asset Securitization Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the January 15, 1998 monthly distribution report prepared by the Trustee pursuant to
Section 4.02(b)(i) thereof.


                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION
                AND EXHIBITS

                (c)     Exhibits


                                Item 601(a) of
                                Regulation S-K
                Exhibit No.     Exhibit No.             Description



                5.1              99     Monthly distribution report pursuant to
                                        Section 4.2 of the Pooling and Servicing
                                        Agreement for the distribution on
                                        February 17, 1998


                5.2              99     Comparative Financial Status
                                        Report as of 2/11/98

                                        Delinquent Loan Status Report as of
                                        2/11/98

                                        REO Status Report as of 2/11/98

                                        Watch List as of 2/11/98

                                        Historical Loan Modification Report
                                        as of 2/11/98

                                        Historical Loss Estimate Report as of
                                        2/11/98

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                AMRESCO SERVICES, L.P., IN
                                                ITS CAPACITY AS SERVICER
                                                UNDER THE POOLING AND
                                                SERVICING AGREEMENT ON
                                                BEHALF OF  ASSET SECURITIZATION
                                                CORPORATION, REGISTRANT





                                                  By: s/s Daniel B. Kirby
                                                         Daniel B. Kirby,
                                                         Senior Vice President


                                                  By: s/s Sean D. Reilly
                                                         Sean D. Reilly
                                                         Vice President


Date: February 26, 1998

EXHIBIT INDEX



                                Item 601(a) of
                                Regulation S-K
                Exhibit No.     Exhibit No.             Description


                5.1              99     Monthly distribution report pursuant to
                                        Section 4.2 of the Pooling and Servicing
                                        Agreement for the distribution on
                                        February 17, 1998


                5.2              99     Comparative Financial Status
                                        Report as of 2/11/98

                                        Delinquent Loan Status Report as of
                                        2/11/98

                                        REO Status Report as of 2/11/98

                                        Watch List as of 2/11/98

                                        Historical Loan Modification Report
                                        as of 2/11/98


                                        Historical Loss Estimate Report as of
                                        2/11/98